UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2026

TOMI Environmental Solutions, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-39574	59-1947988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8430 SPIRES WAY

FREDERICK, Maryland 21701

(Address of principal executive offices, including zip code)

(800) 525-1698

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TOMZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 19, 2026 (the “Record Date”), a written consent (the “Written Consent”) was delivered to certain shareholders of TOMI Environmental Solutions, Inc. (the “Company”), the holders of a majority of the voting power (the “Majority Shareholders”) of the Company’s issued and outstanding common stock, par value $0.01 per share (the “Common Stock”) and Series A preferred stock (the “Preferred Stock” and together with the Common Stock, the “Voting Stock”). Pursuant to the Written Consent and on June 4, 2026, the Majority Shareholders approved the following corporate actions: (i) the removal of a limitation to issue in excess of 19.99% of the Company’s Common Stock pursuant to a certain purchase agreement, dated November 5, 2025, by and between the Company and Hudson Global Ventures, LLC and (ii) the authorization for the Company’s Board of Directors (the “Board”) to effect one or more reverse stock splits (“Reverse Stock Split”) of the Company’s Common Stock, at a ratio of any whole number in the range of 1-for-3 to 1-for-6 to be effected at any time or times within one year from the date of such approval, with such timing and ratios to be determined in the discretion of the Board, and subject to the authority of the Board at its discretion to abandon the Reverse Stock Split.

The Company filed a preliminary Information Statement on Schedule 14C on May 19, 2026, and a definitive Information Statement on Schedule 14C (“DEF 14C”) on June 5, 2026, with the U.S. Securities and Exchange Commission with respect to the matters described above and approved by the Majority Shareholders. Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the matters set forth above will be effective twenty (20) days after the DEF 14C is mailed to the Company’s shareholders of record.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI ENVIRONMENTAL SOLUTIONS, INC.

Date: June 10, 2026	By:	/s/ Halden S. Shane
Name: Halden S. Shane
Title: Chief Executive Officer

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